TRADEMARK SECURITY AGREEMENT dated as of June 14,
               1993, as amended and restated as of Augut 3, 1994, among ECKERD CORPORATION, a Delaware corporation (the Borrower ), each of the subsidiaries of the Borrower listed on the signature pages hereof (individually, a Guarantor and, collectively, the Guarantors ; the Guarantors, together with the Borrower, are referred to
               individually as a Grantor and collectively as the Grantors ) and CHEMICAL BANK, a New York banking corporation ( Chemical Bank ), as collateral agent (in such capacity, the Collateral Agent ) for the Secured Parties (as defined herein).

               Reference is made to the Credit Agreement dated as of June 14, 1993, as amended and restated as of August 3, 1994 (as amended or modified from time to time, the Credit Agreement ), among the Borrower, the financial institutions party thereto, as lenders (the Lenders ), Chemical Bank
and
          NationsBank of Florida, N.A., a national banking association
          ( NationsBank ), as managing agents and as swingline lenders
          (in such latter capacity, each a Swingline Lender ), and Chemical Bank, as administrative agent (in such capacity, the Administrative Agent ) for the Lenders, the Swingline Lenders and the Fronting Banks.
               The Lenders and the Swingline Lenders have agreed to make Loans and Swingline Loans, respectively, to the Borrower, and the Fronting Banks have agreed to issue Letters of Credit and to originate Bankers' Acceptances for the account of the Borrower, pursuant to, and upon the terms
          and subject to the conditions specified in, the Credit Agreement. Each of the Guarantors has agreed to guarantee, among other things, all the obligations of the Borrower under the Credit Agreement. The obligations of the Lenders to make Loans, of the Swingline Lenders to make Swingline Loans and of the Fronting Banks to issue Letters of Credit and to originate Bankers' Acceptances are conditioned upon, among other things, the execution and delivery by the Grantors of a trademark security agreement in the form hereof to secure (a) the due and punctual payment of (i)
the
          principal of and premium, if any, and interest (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) on the Loans and the Swingline Loans, when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise, (ii) each payment required to be made by the Borrower under the
Credit
          Agreement in respect of any Letter of Credit or Bankers' Acceptance, when and as due, including payments in respect of reimbursement of disbursements, interest thereon and obligations to provide cash collateral and (iii) all other monetary obligations, including fees, costs, expenses and indemnities, whether primary, secondary, direct, contingent,
          fixed or otherwise (including monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding), of the Borrower to the Secured Parties under the Credit Agreement and the other Loan Documents to which the Borrower is or is to be a party, (b) the due and punctual performance of all covenants, agreements, obligations and liabilities of the Borrower under or pursuant to the Credit Agreement and the other Loan Documents and (c) unless otherwise agreed upon in
          writing by the applicable Lender, all obligations of the Borrower, monetary or otherwise, under each Rate Protection Agreement entered into with any Lender, whether pursuant to
          Section 6.11 of the Credit Agreement or otherwise (all the obligations referred to in this clause (c) and in the preceding clauses (a) and (b) being referred to collectively
          as the  Obligations ).

               Accordingly, the Grantors and the Collateral Agent, on behalf of itself and each other Secured Party (and each of their successors or assigns), hereby agree as follows:

               SECTION 1. Definition of Terms Used Herein. All capitalized terms used but not defined herein shall have the
          meanings set forth in the Credit Agreement.

               SECTION 2. Definition of Certain Terms Used Herein. As used herein, the following terms shall have the following meanings:

                Collateral shall mean all the following, whether now owned or hereafter acquired by any Grantor: (a) Trademark Licenses, (b) Trademarks, including registrations, recordings and applications listed on Schedule I attached hereto and (c) all products and Proceeds (including insurance proceeds) of, and additions, improvements and accessions to, and books and records describing or used in connection with, any and all the property described above.

                Proceeds shall mean any consideration received from the sale, exchange or other disposition of any asset or property that constitutes Collateral, any value received as a consequence of the possession of any Collateral and any payment received from any insurer or other person or entity as a result of the destruction, loss, theft, damage or other
          involuntary conversion of whatever nature of any asset or property that constitutes Collateral, any claims of either Grantor against third parties for past, current or future infringement or dilution of any Trademark or Trademark License or for injury to the goodwill associated with any Trademark or Trademark licensed under any Trademark License and any and all other amounts from time to time paid or payable under or in connection with any of the Collateral.
                Secured Parties shall mean (a) the Lenders, (b) the Fronting Banks, (c) the Administrative Agent, (d) the Collateral Agent, (e) the Swingline Lenders and (f) the successors and assigns of each of the foregoing.

                Trademark Licenses shall mean any written agreement granting to any third party any right to use any Trademark now or hereafter owned by any Grantor, or granting to any Grantor any right to use any Trademark now or hereafter owned by any third party, except for any agreement that by its terms prohibits the assignment or grant of security interests therein.

                Trademarks shall mean all of the following now or hereafter owned: (a) all trademarks, service marks, trade names, corporate names, company names, business names, fictitious business names, trade styles, logos, other source
          or business identifiers, designs and general intangibles of like nature, now existing or hereafter adopted or acquired, all registrations and recordings thereof, and all applications in connection therewith, including registrations, recordings and applications in the United States Patent and Trademark Office, any State of the United States or any other country or any political subdivision thereof, (b) all goodwill of the business symbolized by and/or associated therewith and (c) all extensions or renewals thereof.

               SECTION 3. Rule of Interpretation. The rules of interpretation specified in Section 1.02 of the Credit
          Agreement shall be applicable to this Agreement.

               SECTION 4. Security Interest. As security for the payment or performance, as the case may be, of the Obligations, each Grantor hereby bargains, sells, conveys, assigns, sets over, mortgages, pledges, hypothecates and transfers to the Collateral Agent, its successors and its assigns, for the ratable benefit of the Secured Parties,
and
          hereby grants to the Collateral Agent, its successors and assigns, for the benefit of the Secured Parties, a security interest in, all of such Grantor's right, title and interest
          in, to and under the Collateral (the Security Interest ). Without limiting the foregoing, the Collateral Agent is hereby authorized to file one or more financing statements, continuation statements, filings with the United States Patent and Trademark Office, or other documents for the purpose of perfecting, confirming, continuing, enforcing or protecting the Security Interest without the signature of each Grantor, naming any Grantor or the Grantors as debtors and the Collateral Agent as secured party.

               Each Grantor agrees at all times to keep such accurate and complete accounting records with respect to the Collateral as are consistent with its current practices and in accordance with such prudent and standard practices used in industries that are the same as or similar to those in which such Grantor is engaged.

               SECTION 5. Further Assurances. Each Grantor agrees, at its expense, to execute, acknowledge, deliver and cause to be duly filed all such further instruments and documents
and
          take all such actions as the Collateral Agent may from time to time reasonably request for the better assuring and preserving of the Security Interest and the rights and remedies created hereby, including the payment of any fees and taxes required in connection with the execution and delivery of this Agreement, the granting of the Security Interest created hereby and the filing of any financing statements or other documents (including filings with the United States Patent and Trademark Office) in connection herewith, and the execution and delivery of any document required to supplement this Agreement with respect to any Trademarks acquired, registered or issued after the date hereof. If any amount payable under or in connection with any of the Collateral shall be or become evidenced by any promissory note or other instrument, such note or instrument
          shall (to the extent not previously pledged and delivered pursuant to the Pledge Agreement) be immediately pledged
and
          delivered to the Collateral Agent, duly endorsed in a manner reasonably satisfactory to the Collateral Agent.

               SECTION 6. Inspection and Verification. The Collateral Agent and such persons as the Collateral Agent may reasonably designate shall have the right, at any reasonable
          time or times, upon reasonable notice and at such Grantor's own cost and expense, to inspect the Collateral, all records
          related thereto (and to make extracts and copies from such records) and the premises upon which any of the Collateral is located, to discuss any Grantor's affairs with the officers of such Grantor and its independent accountants
and
          to verify under reasonable procedures the validity, amount, quality, quantity, value, conditions and status of, or any other matter relating to, the Collateral, including, in the case of Collateral in the possession of any third party, by contacting such person possessing such Collateral for the purpose of making such a verification. The Collateral Agent shall have the absolute right to share any information it gains from such inspection or verification with any other Secured Party (it being understood that any such information
          shall be deemed to be Information subject to the provisions of Section 10.15 of the Credit Agreement).

               SECTION 7. Taxes; Encumbrances. At its option, the Collateral Agent may discharge past due taxes, assessments, charges, fees, liens, security interests or other encumbrances at any time levied or placed on the Collateral other than as the same may be permitted under the Loan Documents, and may pay for the maintenance and preservation of the Collateral to the extent any Grantor fails to do so as required by this Agreement or the other Loan Documents, and such Grantor agrees to reimburse the Collateral Agent on
          demand for any payment made or any reasonable and documented expense incurred by it pursuant to the foregoing authorization; provided, however, that nothing in this
          Section 7 shall be interpreted as excusing any Grantor from the performance of, or imposing any obligation on the Collateral Agent or any other Secured Party to cure or perform, any covenants or other promises of the Grantors with respect to taxes, assessments, charges, fees, liens, security interests or other encumbrances and maintenance as set forth herein or in the other Loan Documents.

               SECTION 8. Representations and Warranties. The
Grantors
          jointly and severally represent, warrant and covenant to and with the Collateral Agent and each other Secured Party that:

                    (a) Title and Authority. Each Grantor has rights
               in such Collateral and good title to the United States registrations of the Trademarks shown on Schedule I with respect to which it has purported to grant the Security Interest hereunder and has full corporate power and authority to grant to the Collateral Agent the Security Interest in such Collateral pursuant hereto and to execute, deliver and perform its obligations in accordance with the terms of this Agreement, without the consent or approval of any other
               person other than any consent or approval that has been
               obtained.

                    (b) Filings. Fully executed Uniform Commercial
               Code financing statements containing a description of the Collateral have been delivered to the Collateral Agent for filing in every governmental, municipal or other office in every jurisdiction in which any portion
               of the Collateral is located necessary to establish a valid and perfected security interest in favor of the Collateral Agent in respect of the Collateral in which a security interest may be perfected by filing in the United States and its territories and possessions, and no further or subsequent filing, refiling, recording, rerecording, registration or reregistration is necessary in any such jurisdiction, except as provided under applicable law with respect to the filing of continuation statements and except to record notice of the Security Interest with the United States Patent
and
               Trademark Office with respect to applications for registration and registrations of such Trademarks that are filed or acquired after the date hereof.

                    (c) Validity of Security Interest. The Security
               Interest constitutes a valid and, upon the filing of the Uniform Commercial Code financing statements referred to in paragraph (b) above and upon filing financing statements and filings with the United
States
               Patent and Trademark Office and appropriate state offices with respect to state registered trademarks, perfected first priority security interest in all such Collateral in which a security interest may be perfected by filing in the United States and its territories and possessions, provided that recordation of the Security Interest in the United States Patent and Trademark Office may be required with respect to Trademarks acquired by the Debtor after the date hereof.

                    (d) Information Regarding Names and Locations.
               Each Grantor has disclosed in writing to the Collateral
               Agent on Schedule II the material trade names used to identify it in its business or in the ownership of its properties.

                    (e) Absence of Other Liens. Such Collateral is
               owned by the Grantors free and clear of any Lien of any
               nature whatsoever (except for Liens expressly permitted
               by Section 7.02 of the Credit Agreement or hereby and any liens or licenses listed on Schedule III). None of the Grantors has filed a financing statement under the Uniform Commercial Code covering any such Collateral used in the United States, nor has any Grantor filed any assignment in which it assigns such Collateral, any
               security agreement or any similar instrument covering such Collateral with the United States Patent and Trademark Office, other than as contemplated hereby, which financing statement, assignment, security agreement or similar instrument is still in effect.

                    (f) Licenses. On the date hereof, there is no
               default by any Licensee under the Trademark Licenses listed on Schedule III hereto.

                  SECTION 9. Covenants Regarding Trademark
Collateral.
          (a) Each Grantor (either itself or through licensees) will, for each Trademark material to the conduct of such
Grantor's
          business, (i) to the extent consistent with past practice, continue to use such Trademark currently in use on each and every trademark class of goods applicable to its current line of products and/or services as currently reflected in order to maintain such Trademark in full force free from any
          claim of abandonment for nonuse, provided that such Grantor may modify or abandon its logos, change advertising campaign
          slogans and discontinue or abandon the use of any Trademark, in each case consistent with its ordinary business practice,
          (ii) maintain as in the past (or as future business requirements may dictate) the quality of products and services offered under such Trademark, (iii) with respect to
          Trademarks used in the United States or as otherwise required by law, employ such Trademark with the notice of Federal registration as the case may be, except where the failure to do so would not materially impair such Grantor's rights to or in such Trademark, (iv) not knowingly use such Trademark in violation of any third party rights (which shall not be construed to include any of the liens listed on
          Schedule III) and (v) not (and not knowingly permit any licensee or sub-licensee thereof to) do any act or omit to do any act whereby such Trademark may become or be deemed to
          have been abandoned or invalidated except as provided in the proviso to clause (i) above.

               (b) Each Grantor shall notify the Collateral Agent immediately if it knows or has reason to know that any Trademark material to the conduct of its business may become
          abandoned or dedicated to the public, or of any adverse determination or development (including the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office or any court) regarding the Grantor's ownership of any such material Trademark, its right to register the same, or to keep and maintain the same.

               (c) In no event shall any Grantor, either itself or through any agent, employee, licensee or designee, file an application for any Trademark material to the conduct of its
          business with the United States Patent and Trademark Office or any similar office or agency in any other country or any political subdivision thereof, unless it promptly informs the Collateral Agent and, upon request of the Collateral Agent, executes and delivers to the Collateral Agent any
and
          all agreements, instruments, documents and papers as the Collateral Agent may reasonably request to evidence and, in the case of applications for Trademarks with the United States Patent and Trademark Office, perfect the Collateral Agent's security interest in such Trademark and the goodwill
          and general intangibles of such Grantor relating thereto or represented thereby.

               (d) Each Grantor will take all necessary steps (except as provided in Section 9(a)(i)) that are consistent with the
          practice in any proceeding before the United States Patent and Trademark Office or any similar office or agency in any other country or any political subdivision thereof, to maintain and pursue each material application relating to the Trademarks material to the conduct of its business (and to obtain the relevant grant or registration) and to maintain each material registration of the Trademarks that is material to the conduct of such Grantor's business, including, filing of applications for renewal, affidavits of
          use, affidavits of incontestability and maintenance fees, and, if consistent with good business judgment of such Grantor, to initiate opposition, interference and cancellation proceedings against third parties.
               (e) In the event that any Collateral consisting of a Trademark material to the conduct of such Grantor's business
          is believed by such Grantor to have been infringed, misappropriated or diluted by a third party in a manner that
          materially impairs such Grantor's rights in and to the Trademarks, such Grantor shall notify the Collateral Agent within 15 days after it learns thereof and shall, if consistent with good business judgment or, if reasonably requested by the Collateral Agent, promptly sue for infringement, misappropriation or dilution and to recover any and all damages for such infringement, misappropriation or dilution, or take such other actions as are appropriate under the circumstances to protect such Collateral.

               SECTION 10. Protection of Security. Each Grantor shall,
          at its own cost and expense, take any and all actions necessary to defend title to the Collateral that is material
          to the conduct of its business against all persons and to defend the Security Interest of the Collateral Agent in the Collateral and the priority thereof, against any adverse Lien not permitted under the Credit Agreement.

               SECTION 11. Continuing Obligations of the Grantors. Each Grantor shall remain liable to observe and perform all the conditions and obligations to be observed and performed by it under each contract, agreement, interest or obligation
          relating to the Collateral, all in accordance with the terms and conditions thereof, and shall indemnify and hold harmless the Collateral Agent and the other Secured Parties and each of them severally, from any and all such liabilities.

                  SECTION 12. Grant of License To Use Trademark Collateral. For the purpose of enabling the Collateral
Agent
          to exercise rights and remedies under Sections 14 and 15 hereof at such time as the Collateral Agent shall be lawfully entitled to exercise such rights and remedies, each
          Grantor hereby grants to the Collateral Agent an irrevocable, non-exclusive license (exercisable without payment of royalty or other compensation to such Grantor)
to
          use, license or sub-license any Trademark now owned or hereafter acquired by such Grantor to the extent of the interest of such Grantor therein at such time, and wherever the same may be located, and including in such license reasonable access to all media in which any of the licensed items may be recorded or stored and to all computer software
          and programs used for the compilation or printout thereof. The use of such license by the Collateral Agent shall be exercised, at the option of the Collateral Agent, upon the occurrence and during the continuation of an Event of Default, provided that any license, sub-license or other transaction entered into by the Collateral Agent in accordance herewith shall be binding upon the Grantors notwithstanding any subsequent cure of an Event of Default. The Collateral Agent agrees to apply the net proceeds received from any license towards payment of the
Obligations
          as set forth in Section 15. In operating under the license granted by each Grantor pursuant to this Section 12, the Collateral Agent agrees that the goods sold and services rendered under the Trademarks shall be of a nature and quality substantially consistent with those theretofore offered under such Trademarks by such Grantor and such Grantor shall have the right to inspect during the term of such license, at any reasonable time or times upon reasonable notice to the Collateral Agent and at such Grantor's own cost and expense, representative samples of goods sold and services rendered under the Trademarks.

               SECTION 13. Power of Attorney. The Collateral Agent is hereby appointed by the Grantors, as the true and lawful agent and attorney in fact of each Grantor, and in such capacity the Collateral Agent shall have the right, with power of substitution for each Grantor and in each
Grantor's
          name or otherwise, for the use and benefit of the Collateral
          Agent and the other Secured Parties, upon the occurrence and during the continuance of an Event of Default, (a) to receive, endorse, assign and/or deliver any and all notes, acceptances, checks, drafts, money orders or other evidences
          of payment relating to the Collateral or any part thereof;
          (b) to demand, collect, receive payment of, give receipt for and give discharges and releases of all or any of the Collateral; (c) to sign the name of any Grantor on any invoice or bill of lading relating to any of the
Collateral;
          (d) to commence and prosecute any and all suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect or otherwise realize on all or any of the Collateral or to enforce any rights in respect of any
          Collateral; (e) to settle, compromise, compound, adjust or defend any actions, suits or proceedings relating to or pertaining to all or any of the Collateral; and (f) to use, sell, assign, transfer, pledge, make any agreement with respect to or otherwise deal with all or any of the Collateral and to do all other acts and things necessary to carry out the purposes of this Agreement, as fully and completely as though the Collateral Agent were the absolute owner of the Collateral for all purposes; provided, however,
          that nothing herein contained shall be construed as requiring or obligating the Collateral Agent or any other Secured Party to make any commitment or to make any inquiry as to the nature or sufficiency of any payment received by the Collateral Agent or any other Secured Party, or to present or file any claim or notice, or to take any action with respect to the Collateral or any part thereof or the moneys due or to become due in respect thereof or any property covered thereby. The Collateral Agent and the other
          Secured Parties shall be accountable only for amounts actually received as a result of the exercise of the powers granted to them herein, and neither they nor their officers,
          directors, employees or agents shall be responsible to any Grantor for any act or failure to act hereunder, except for their own gross negligence or willful misconduct. It is understood and agreed that the appointment of the
Collateral
          Agent as the agent of each Grantor for the purposes set forth above in this Section 13 is coupled with an interest and is irrevocable. The provisions of this Section 13 shall in no event relieve any Grantor of any of its obligations hereunder or under any other Loan Document with respect to the Collateral or any part thereof or impose any obligation on the Collateral Agent or any other Secured Party to proceed in any particular manner with respect to the Collateral or any part thereof, or in any way limit the exercise by the Collateral Agent or any other Secured Party of any other or further right that it may have on the date of this Agreement or hereafter, whether hereunder, under any
          other Loan Document, by law or otherwise. Any sale pursuant to the provisions of this Section 13 shall be deemed to conform to the commercially reasonable standards as provided
          in Section 9-504(3) of the Uniform Commercial Code as in effect in the State of New York as its equivalent in other jurisdictions.

               SECTION 14. Remedies upon Default. Upon the occurrence and during the continuance of an Event of Default, each Grantor agrees to deliver each item of Collateral to the Collateral Agent on demand, and it is agreed that the Collateral Agent shall have the right to take any or all of the following actions at the same or different times: with or without legal process and with or without previous notice
          or demand for performance, to take possession of the Collateral and without liability for trespass to enter any premises where the Collateral may be located for the purpose
          of taking possession of or removing the Collateral and, generally, to exercise any and all rights afforded to a secured party under the Uniform Commercial Code or other applicable law. Without limiting the generality of the foregoing, each Grantor agrees that the Collateral Agent shall have the right, subject to the mandatory requirements of applicable law, to sell or otherwise dispose of all or any part of the Collateral, at public or private sale or at any broker's board or on any securities exchange, for cash, upon credit or for future delivery as the Collateral Agent shall deem appropriate. The Collateral Agent shall be authorized at any such sale (if it deems it advisable to do so) to restrict the prospective bidders or purchasers to persons who will represent and agree that they are purchasing the Collateral for their own account for investment and not with a view to the distribution or sale thereof, and upon consummation of any such sale the Collateral Agent shall have the right to assign, transfer and deliver to the purchaser or purchasers thereof the Collateral so sold. Each such purchaser at any such sale shall hold the property sold absolutely, free from any claim
          or right on the part of any Grantor, and such Grantor hereby waives (to the fullest extent permitted by applicable law) all rights of redemption, stay and appraisal which such Grantor now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted.

               The Collateral Agent shall give the Grantors 10 days' prior written notice (which each Grantor agrees is reasonable notice within the meaning of Section 9-504(3) of the Uniform Commercial Code as in effect in the State of
New
          York or its equivalent in other jurisdictions) of the Collateral Agent's intention to make any sale of
Collateral.
          Such notice, in the case of a public sale, shall state the time and place for such sale and, in the case of a sale at
a
          broker's board or on a securities exchange, shall state the board or exchange at which such sale is to be made and the day on which the Collateral, or portion thereof, will first be offered for sale at such board or exchange. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the Collateral Agent may fix and state in the notice (if any)
of
          such sale. At any such sale, the Collateral, or portion thereof, to be sold may be sold in one lot as an entirety
or
          in separate parcels, as the Collateral Agent may (in its sole and absolute discretion) determine. The Collateral Agent shall not be obligated to make any sale of any Collateral if it shall determine not to do so, regardless of
          the fact that notice of sale of such Collateral shall have been given. The Collateral Agent may, without notice or publication, adjourn any public or private sale or cause the
          same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. In case any sale of all or any part of the Collateral is made on credit or for future delivery, the Collateral so sold may be retained by the Collateral Agent until the sale price is paid by the purchaser or purchasers thereof, but the Collateral Agent shall not incur any liability in case any such purchaser or purchasers shall fail to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may be sold again upon like notice. At any public sale made pursuant to this Section 14, any Secured Party may bid for or purchase, free from any right of redemption, stay, valuation or appraisal on the part of any Grantor (all said rights being also hereby waived and released to the fullest extent permitted by applicable law), the Collateral or any part thereof offered for sale and may make payment on account thereof by using any claim then due and payable to such Secured Party from any Grantor as a credit against the purchase price, and it may, upon compliance with the terms of sale, hold, retain and dispose of such property without further accountability to such Grantor therefor. For purposes hereof, (a) a written agreement to purchase the Collateral or any portion thereof shall be treated as a sale
          thereof, (b) the Collateral Agent shall be free to carry out such sale pursuant to such agreement and (c) no Grantor shall be entitled to the return of the Collateral or any portion thereof subject thereto, notwithstanding the fact that after the Collateral Agent shall have entered into such
          an agreement all Events of Default shall have been remedied and the Obligations paid in full. As an alternative to exercising the power of sale herein conferred upon it, the Collateral Agent may proceed by a suit or suits at law or in
          equity to foreclose this Agreement and to sell the Collateral or any portion thereof pursuant to a judgment or decree of a court or courts having competent jurisdiction
or
          pursuant to a proceeding by a court-appointed receiver. Any sale pursuant to the provisions of this Section 14 shall be deemed to conform to the commercially reasonable standards as provided in Section 9-504(3) of the Uniform Commercial Code as in effect in the State of New York or its equivalent
          in other jurisdictions.

                  SECTION 15. Application of Proceeds of Sale. The proceeds of any sale of Collateral pursuant to Section 15, as well as any Collateral consisting of cash, shall be applied by the Collateral Agent as follows:

                    FIRST, to the payment of all costs and expenses
               incurred by or the Collateral Agent in connection with such sale or otherwise in connection with this Agreement, any other Loan Document or any of the Obligations, including all court costs and the reasonable and documented fees, other charges and disbursements of its agents and legal counsel, the repayment of all advances made by the Collateral Agent hereunder or under any other Loan Document on behalf of
               any of the Grantors and any other costs or expenses incurred in connection with the exercise of any right or remedy hereunder or thereunder;

                    SECOND, to the payment in full of the Obligations
               owed to the Lenders, the Swingline Lenders and the Fronting Banks in respect of the Loans and the Swingline Loans made by them and outstanding and the amounts owing in respect of any LC Disbursement or BA Disbursement or under any Rate Protection Agreement entered into with any Lender pursuant to Section 6.11 of the Credit Agreement, pro rata as among the
Lenders,
               the Swingline Lenders and the Fronting Banks in accordance with the amount of such Obligations owed to them;

                    THIRD, to the payment and discharge in full of the
               Obligations (other than those referred to above) pro rata as among the Secured Parties in accordance with the amount of such Obligations owed to them; and
                    FOURTH, to the Grantors, their successors or
               assigns, or as a court of competent jurisdiction may otherwise direct.
          The Collateral Agent shall have absolute discretion as to the time of application of any such proceeds, moneys or balances in accordance with this Agreement. Upon any sale of
          the Collateral by the Collateral Agent (including pursuant to a power of sale granted by statute or under a judicial proceeding), the receipt of the Collateral Agent or of the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Collateral Agent or such officer or be answerable in any way for the misapplication thereof.

                SECTION 16. Locations of Collateral; Place of
Business.
          (a) Each Grantor agrees, at such time or times as the Collateral Agent may reasonably request, promptly to prepare
          and deliver to the Collateral Agent a duly certified schedule or schedules in form reasonably satisfactory to the
          Collateral Agent, showing the identity, amount and location of any and all material Collateral.

               (b) Each Grantor agrees not to change, or permit to be changed, the location of its chief executive office or the name or names used to identify it in its business or in the ownership of its properties unless all filings under the Uniform Commercial Code or otherwise that are required by the Credit Agreement to be made have been made and the Collateral Agent has a valid, legal and perfected security interest in the Collateral subject to no liens, other than liens permitted by Section 7.02 of the Credit Agreement and any liens or licenses listed on Schedule III.

               SECTION 17. Notices. All communications and notices hereunder shall be in writing and given as provided in
          Section 10.01 of the Credit Agreement. All communications and notices hereunder to any Grantor shall be given to it at
          the address set forth on Schedule IV hereto.
               SECTION 18. Security Interest Absolute. All rights of the Collateral Agent hereunder, the security interests granted hereunder and all obligations of the Grantors hereunder shall be absolute and unconditional irrespective of (a) any lack of validity or enforceability of the Credit Agreement, any other Loan Document, any agreement with respect to any of the Obligations or any other agreement or instrument relating to any of the foregoing, (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to any departure from the Credit Agreement, any other Loan Document or any other agreement or instrument, (c) any exchange, release or non perfection of any Lien on other Collateral, or any release or amendment or waiver of or consent under or departure from
          any guarantee, securing or guaranteeing all or any of the Obligations or (d) any other circumstance that might otherwise constitute a defense available to, or a discharge of, any Grantor in respect of the Obligations or this Agreement (other than the indefeasible payment in full of all the Obligations).

               SECTION 19. Survival of Agreement. All covenants, agreements, representations and warranties made by the Grantors herein and in the certificates or other instruments
          prepared or delivered in connection with or pursuant to this
          Agreement or any other Loan Document shall be considered to have been relied upon by the Collateral Agent and the other Secured Parties and shall survive the making by the Lenders of the Loans, the making by the Swingline Lenders of the Swingline Loans and the issuance of the Letters of Credit and the origination of Bankers' Acceptances by the Fronting Banks, and the execution and delivery to the Lenders and the
          Swingline Lenders of the Notes evidencing such loans, regardless of any investigation made by the Secured Parties or on their behalf, and shall continue in full force and effect as long as the principal of or any accrued interest on any Loan or Swingline Loan or any other fee or amount payable under any this Agreement or any other Loan Document is outstanding and unpaid or the LC/BA Exposure does not equal zero and as long as the Commitments and the LC/BA Commitment have not been terminated.

               SECTION 20. Binding Agreement; Assignments. This Agreement shall become effective as to any Grantor when a counterpart hereof executed on behalf of such Grantor shall have been delivered to the Collateral Agent and a counterpart hereof shall have been executed on behalf of the
          Collateral Agent, and thereafter shall be binding upon such Grantor and the Collateral Agent and their respective successors and assigns, and shall inure to the benefit of such Grantors, the Collateral Agent and the other Secured Parties, and their respective successors and assigns, except
          that no Grantor shall have the right to assign its rights hereunder or any interest herein or in the Collateral (and any such attempted assignment shall be void), except as expressly contemplated by this Agreement or the other Loan Documents.

               SECTION 21. Successors and Assigns. Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the successors and assigns of such party; and all covenants, promises and agreements by or on behalf of any Grantor or the Collateral Agent that are contained in this Agreement shall bind and inure to the benefit of their respective successors and assigns.

               SECTION 22. Reimbursement of Collateral Agent. (a) The Grantors jointly and severally agree to pay upon demand to the Collateral Agent the amount of any and all reasonable and documented expenses and its fully allocated internal costs, including the reasonable and documented fees and expenses of its counsel and of any experts or agents, that the Collateral Agent may incur in connection with (i) the administration of this Agreement, (ii) the custody or preservation of, or the sale of, collection from or other realization upon any of the Collateral, (iii) the exercise, enforcement or protection of any of the rights of the Collateral Agent hereunder or (iv) the failure of any Grantor to perform or observe any of the provisions hereof. If the Grantors shall fail to do any act or thing that they have covenanted to do hereunder or any representation or warranty of the Grantors hereunder shall be breached, the Collateral Agent may (but shall not be obligated to) do the same or cause it to be done or remedy any such breach and there shall be added to the Obligations the cost or expense incurred by the Collateral Agent in so doing.

               (b) Without limitation of their indemnification obligations under the other Documents, the Grantors jointly and severally agree to indemnify the Collateral Agent and the Indemnitees against, and hold each of them harmless from, any and all losses, claims, damages, liabilities and related expenses, including reasonable counsel fees and expenses, incurred by or asserted against any of them arising out of, in any way connected with, or as a result of, the execution, delivery or performance of this
Agreement
          or any claim, litigation, investigation or proceeding relating hereto or to the Collateral, whether or not any Indemnitee is a party thereto, provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses have resulted from the gross negligence or wilful misconduct of such Indemnitee.

               (c) Any amounts payable as provided hereunder shall be additional Obligations secured hereby and by the other Security Documents. The provisions of this Section 22 shall remain operative and in full force and effect regardless of the termination of this Agreement, the consummation of the transactions contemplated hereby, the repayment of any of the Obligations, the invalidity or unenforceability of any term or provision of this Agreement or any other Loan Document or any investigation made by or on behalf of the Collateral Agent or any other Secured Party. All amounts due
          under this Section 22 shall be payable on written demand therefor and shall bear interest at the Default Rate (as defined in the Credit Agreement).

               SECTION 23. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, EXCEPT TO THE EXTENT THAT FEDERAL
LAW
          OR LAWS OF ANOTHER STATE MAY APPLY TO THE TRADEMARKS.

               SECTION 24. Waivers; Amendment. (a) No failure or delay
          of the Collateral Agent in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such
a
          right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Collateral Agent hereunder and of
          the other Secured Parties under the other Loan Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provisions of this Agreement or consent to any departure by any
Grantor
          therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) below, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice or demand on any Grantor in any case shall entitle such
Grantor
          to any other or further notice or demand in similar or other circumstances.

               (b) Neither this Agreement nor any provision hereof may
          be waived, amended or modified except pursuant to a written agreement entered into between the Grantors and the Collateral Agent, with the prior written consent of the Required Lenders.

               SECTION 25. Waiver of Jury Trial. Each party hereto hereby waives, to the fullest extent permitted by applicable
          law, any right it may have to a trial by jury in respect of any litigation directly or indirectly arising out of, under or in connection with this Agreement. Each party hereto (a) certifies that no representative, agent or attorney of any other party has represented, expressly or otherwise, that such other party would not, in the event of litigation, seek
          to enforce the foregoing waiver and (b) acknowledges that it and the other parties hereto have been induced to enter into this Agreement by, among other things, the mutual waivers and certifications in this section 25.

               SECTION 26. Severability. In the event any one or more of the provisions contained in this Agreement or in any other Loan Document should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties shall endeavor in good-
          faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

               SECTION 27. Jurisdiction; Consent to Service of Process. (a) Each Grantor hereby irrevocably and unconditionally submits, for itself and its property, to the
          nonexclusive jurisdiction of any New York State court or Federal court of the United States of America sitting in
New
          York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or the other Loan Documents, or for recognition
or
          enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced
          in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that the Collateral Agent or any other Secured Party may otherwise have to bring any action or proceeding relating to this Agreement or the other Loan Documents against any Grantor or its properties in the courts of any jurisdiction.
               (b) Each Grantor hereby irrevocably and
unconditionally
          waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or the other Loan Documents in any New York State or Federal court. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

               (c) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in
          Section 17. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other
          manner permitted by law.

               SECTION 28. Termination; Release. (a) This Agreement and the security interests granted hereby shall terminate when all the Obligations have been indefeasibly paid in full
          and the Lenders and the Swingline Lenders have no further commitment to lend under the Credit Agreement, the LC/BA Exposure has been reduced to zero and the Fronting Banks have no further obligation to issue Letters of Credit or to originate Bankers' Acceptances under the Credit Agreement.

               (b) Upon any sale or other transfer by any Grantor of any Collateral that is permitted under the Credit
Agreement,
          or upon the effectiveness of any written consent to the release of the Security Interest in any Collateral pursuant to Section 10.08 of the Credit Agreement, the Security Interest in such Collateral shall be automatically released.

                  (c) In connection with any termination or release pursuant to paragraphs (a) and (b), the Collateral Agent shall execute and deliver to such Grantor, at such
Grantor's
          expense, all Uniform Commercial Code termination statements, documents in order to terminate any United States Patent and
          Trademark Office filings and similar documents that such Grantor shall reasonably request to evidence such termination or release. Any execution and delivery of termination statements or documents pursuant to this
          Section 28 shall be without recourse to or warranty by the Collateral Agent.

               SECTION 29. Headings. Article and Section headings used
          herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of,
          or to be taken into consideration in interpreting, this Agreement.

               SECTION 30. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument, and shall become effective as provided in Section 20.

               SECTION 31. Additional Grantors. Upon execution and delivery, after the date hereof, by the Collateral Agent
and
          a subsidiary of the Borrower of an instrument in the form of
          Annex 1, such subsidiary of the Borrower shall become a Grantor hereunder with the same force and effect as if originally named as a Grantor herein. The execution and delivery of any such instrument shall not require the consent of any Grantor hereunder. The rights and obligations
          of each Grantor hereunder shall remain in full force and effect notwithstanding the addition of any new Grantor as
a
          party to this Agreement.

               IN WITNESS WHEREOF, the parties hereto have duly executed this Trademark Security Agreement as of the day
and
          year first above written.
                                           ECKERD CORPORATION,
                                            by
                                              /s/ Martin W. Gladysz

                                              Name:Martin W. Gladysz
                                              Title:Vice President

                                           CLORWOOD DISTRIBUTORS,
                                           INC.,

                                              by
                                              /s/ Martin W. Gladysz

                                              Name:Martin W. Gladysz
                                              Title:Vice President

                                           ECKERD CONSUMER PRODUCTS,
                                           INC.,

                                            by
                                              /s/ Martin W. Gladysz

                                              Name:Martin W. Gladysz
                                              Title:Vice President

                                           ECKERD FLEET, INC.,

                                            by
                                              /s/ Martin W. Gladysz

                                              Name:Martin W. Gladysz
                                              Title:Vice President

                                           ECKERD HOLDINGS II, INC.,

                                            by
                                              /s/ Martin W. Gladysz

                                              Name:Martin W. Gladysz
                                              Title:Vice President

                                           ECKERD'S WESTBANK, INC.,

                                            by
                                              /s/ Martin W. Gladysz

                                              Name:Martin W. Gladysz
                                              Title:Vice President

                                           ECKERD TOBACCO COMPANY,
                                           INC.,

                                            by
                                              /s/ Martin W. Gladysz

                                              Name:Martin W. Gladysz
                                              Title:Vice President

                                           E.I.T., INC.,

                                            by
                                              /s/ Martin W. Gladysz

                                              Name:Martin W. Gladysz
                                              Title:Vice President

                                           INSTA-CARE HOLDINGS, INC.,

                                            by
                                              /s/ Martin W. Gladysz

                                              Name:Martin W. Gladysz
                                              Title:Vice President

                                           INSTA-CARE PHARMACY
                                           SERVICES CORPORATION,

                                            by
                                              /s/ Martin W. Gladysz

                                              Name:Martin W. Gladysz
                                              Title:Vice President

                                           P.C.V., INC.,

                                            by
                                              /s/ Martin W. Gladysz

                                              Name:Martin W. Gladysz
                                              Title:Vice President
                                           PHARMACY DYNAMICS GROUP,
                                           INC.,

                                            by
                                              /s/ Martin W. Gladysz

                                              Name:Martin W. Gladysz
                                              Title:Vice President

                                           CHEMICAL BANK, as
                                           Collateral Agent,

                                            by
                                              /s/ Meredith Vanden
Handel

                                              Name:  Meredith Vanden
Handel
                                              Title: Vice President